ASSUMPTION AND RECOGNITION AGREEMENT

      This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of December 1, 2006, among HSBC Bank, National Association (the "Assignor"), HSI Asset Securitization Corporation (the "Assignee"), CitiMortgage, Inc. as master servicer (the "Master Servicer"), Deutsche Bank National Trust Company (the "Trustee") not individually but solely as trustee on behalf of the holders of the HSI Asset Loan Obligation Trust, Series 2006-2, Asset-Backed Certificates and HSBC Mortgage Corporation (USA) (the "Company").

      In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto (the "Assigned Loan Schedule") purchased by Assignor from Company pursuant to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between Assignor and Company (the "Purchase Agreement"), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

Assignment and Assumption

      1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase Agreement and Assigned hereby assumes all rights and obligations with respect to the Assigned Loans under the Purchase Agreement. Assignor specifically reserves and does not assign to Assignee any right title and interest in, to or under any Mortgage Loans subject to the Purchase Agreement other than those set forth on Attachment l. The Company shall service the Assigned Loans in accordance with the Purchase Agreement as modified by this AAR Agreement.

Recognition of the Company

      2. From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Assigned Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this AAR Agreement to HSI Asset Loan Obligation Trust 2006-2 (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling Agreement"), among the Assignee as Depositor, the Trustee, CitiMortgage, Inc., as Master Servicer (including its successors in interest and any successor master servicer under the Pooling Agreement, the "Master Servicer"), Citibank, N.A. as Securities Administrator (the "Securities Administrator") and Wells Fargo Bank, N.A. as custodian (the "Custodian"). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Assigned Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Assigned Loans and the Trust hereby acknowledges that it has assumed such representations, warranties and covenants and that any claim by the Company with respect thereto shall be made by written notice to the Trustee, (iii) the Trust shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Purchase

Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Assigned Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Company's performance under the Purchase Agreement with respect to the Assigned Loans without the prior written consent of the Assignee, the Master Servicer and the Trustee. Any party requesting such amendment shall provide to the Assignee, the Master Servicer and the Trustee, at its own expense, an opinion of counsel stating that (i) such amendment is permitted under the terms of the Purchase Agreement and (ii) such amendment will not materially and adversely affect the interests of the holders of any securities issued by the Trust. The Company acknowledges that CitiMortgage, Inc. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Company as they relate to the Assigned Loans under the Purchase Agreement and this AAR Agreement.

Representations; Warranties and Covenants

3. Assignor warrants and represents to Assignee, the Master Servicer, the Trust and Company as of the date hereof:

            a. Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            b. Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

            c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase Agreement;

            d. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

            e. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            f. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

            g. There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

      4. Assignee warrants and represents to, and covenants with, Assignor, the Master Servicer, the Trust and Company as of the date hereof:

            a. Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and own the Assigned Loans;

            b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization,
                  execution   and  delivery  by  Assignor   and  Company,   will
                  constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

            d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

      5. Company warrants and represents to, and covenants with, Assignor, the Trust and Assignee as of the date hereof:

            a. Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            b.    Company  is  duly  organized,  validly  existing  and in  good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

            c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's organizational documentation or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

            e. There is no action, suit, proceeding, investigation or litigation pending or, to Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Company, would adversely affect Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Company's ability to perform its obligations under this AAR Agreement; and

            f. Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Section
                  7.01 and 7.02 of the Purchase Agreement, are true and correct as of the date hereof, except that the representation and warranty set forth in Section 7.02(i) shall, for purposes of this AAR Agreement, relate to the Mortgage Loan Schedule attached hereto.

      6. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Assignee and the Company acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Section 5 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

      7. In connection with the transfer of the Assigned Loans hereunder, the Company agrees that, from and after the date hereof, each Assigned Loan transferred hereunder will be subject to, and serviced under, the Purchase Agreement, provided that, solely with respect to the Assigned Loans, the following modifications shall be made (all capitalized terms used below shall have the meanings assigned to such terms by this AAR Agreement and such terms shall be incorporated into the Purchase Agreement to the extent such terms are not already defined therein):

            (i) Section 1 shall be amended so that "[Seller]" as found in the definition of "Custodial Account" shall be replaced with "HSBC Mortgage Corporation (USA)";

            (ii) Section 1 shall be amended so that "[Seller]" as found in the definition of "Escrow Account" shall be replaced with "HSBC Mortgage Corporation (USA)";

            (iii) Section 13.04 shall be amended so that (a) the reference to the "Purchaser" in the first sentence thereof will be changed to "the Master Servicer, the Depositor and the Securities Administrator and with written notice to the Trustee"; and (b) the reference to "Purchaser" in the second sentence there of will be changed to "Depositor";

             (iv) Section 13.05 shall be amended so that approval for any transferring of servicing must be provided in writing by the Master Servicer, the Depositor, the Securities Administrator and written notice must be provided to the Trustee in order for such transfer to become effective;

            (v) Section 14.01 shall be amended so that all references to the "Purchaser" shall be changed to "Master Servicer";

            (vi) Sections 14.02, 15 and 16 shall be amended so that any references to the "Purchaser" shall be changed to "Master Servicer"; and
      Section 16 shall be further amended so that the following is added at the end of the second sentence in the first paragraph: "provided, however, that no such compensation shall be in excess of that permitted by the Servicer under this Agreement"

            (vii) Section 11.01 of Exhibit 9 shall be amended so that (a) the reference to "Purchaser" in the fifth line of the second paragraph thereof shall be replaced with "the Trustee for the benefit of the holders of any security issued by the Trust" and (b) the phrase "effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code and cause either any REMIC designation made in connection with a Pass-Through Transfer to fail to qualify as a REMIC under the Code or the imposition of any tax on `prohibited transactions' or `contributions after the startup day' under the REMIC provisions of the Code" shall be added after the word "principal" in the ninth line of the second paragraph thereof;

            (viii) Section 11.03 of Exhibit 9 shall be amended so that the following shall be added as the last paragraph thereof:

                  "In the event that a Mortgage  Loan  becomes  part of a REMIC, and becomes REO Property, such property shall be disposed of by the Seller, with the consent of the trustee as required pursuant to this Agreement, within two (2) years after becoming an REO Property, unless the Seller provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to two (2) years after its becoming REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. The Seller shall manage, conserve, protect and operate each such REO Property for the certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section
            860G(a)(8) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by the Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, the Seller shall provide the Purchaser or any master servicer with information sufficient to perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code."

            (ix) Section 11.04 of Exhibit 9 shall be amended so that the last paragraph thereof is deleted in its entirety;

            (x) Section 11.05 of Exhibit 9 shall be amended so that the phrase "in excess of the Purchase Price" shall be added after the word "thereon" in the second line of subsection (iv);

            (xi) Section 11.09 of Exhibit 9 shall be amended so that any consent for the transfer of the Custodial Account or Escrow Account must be obtained from the Master Servicer and the Depositor;

            (xii) Section 11.13 of Exhibit 9 shall be amended as follows:

                  (a) the first  paragraph  shall be deleted in its entirety and replaced with the following "This Section shall apply only to REO Properties acquired for the account of the Trustee and shall not apply to any REO Property relating to a Mortgage Loan which was purchase or repurchased from the Trustee pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trust, or if not permitted by law, to the Trustee, or its nominee for the benefit of the holders of any security issued by the Trust." and

                  (b) the  following  shall be added as the  first  sentence  to second paragraph, "the Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale."

            (xii) Sections  11.14,  11.16,  11.17,  11.18 and 11.22 of Exhibit 9
      shall be amended so all references to "Purchaser" made in connection with the provision of any notice, the disposition of any funds or the requirement of any consent shall be changed to references to the "Master Servicer";

            (xiv) Section 11.15 of Exhibit 9 shall not apply;

            (xv) Section 11.23 and 11.24 of Exhibit 9 shall not apply;

            (xvi) Section 11.25 shall be amended so that references to the "Purchaser" in the last sentence thereof are changed to "the Depositor and the Trustee".

      8. Pursuant to Section11.05 of Exhibit 9 to the Purchase Agreement, the Company shall establish a Custodial Account with respect to the Assigned Loans which is separate and distinct from the Custodial Account previously established under such provision.

      9. Pursuant to Section11.06 of Exhibit 9 to the Purchase Agreement, the Company shall establish an Escrow Account with respect to the Assigned Loans which is separate and distinct from the Escrow Account previously established under such provision.

      10. Pursuant to Section 11.16 of Exhibit 9 to the Purchase Agreement, no later than 10 calendar days, the Company shall furnish to the Master Servicer
(i)(a) monthly loan data in such format mutually agreed-upon between the Company and the Master Servicer, (b) default loan data in such format mutually agreed upon between the Company and the Master Servicer and (c) information regarding the realized losses and gains as in such format mutually agreed upon between the Company and the Master Servicer, in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and the Company, and
(iii) all supporting documentation reasonably necessary and available with respect to the information required above. Notwithstanding the foregoing, the Company is not required to report data relating to prepayment charges or penalties.

Miscellaneous

      11. All demands, notices and communications related to the Assigned Loans, the Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

            a. In the case of Company,

                  HSBC Mortgage Corporation (USA)
                  2929 Walden Avenue
                  Depew, NY 14043
                  Attn:  Michael T. Stilb

            b. In the case of Assignor,

                  HSBC Bank USA, National Association
                  Re: HALO 2006-2
                  452 Fifth Avenue
                  New York, New York 10018
                  Attention: Head of MBS Principal Finance

            c. In the case of Assignee (or the Trust),

                  HSI Asset Securitization Corporation
                  Re: HALO 2006-2
                  452 Fifth Avenue
                  New York, New York 10018
                  Attn: Head MBS Principal Finance

            c. In the case of Trustee,

                  Deutsche Bank National Trust Company
                  1761 St. Andrew Place
                  Santa Ana, California 92705
                  Attn: [                     ]

            d. In the case of the Master Servicer:

                  CitiMortgage Mortgage, Inc.
                  4000 Regent Blvd.
                  Irving, TX  75063
                      Attention: Master Servicing Division,
                  Compliance Manager - HALO 2006-2

            e. In the case of the Securities Administrator:

                  Citbank, N.A.
                  388 Greenwich Street, 14th Floor
                  New York, New York  10013
                  Attention:  Structured Finance Agency and Trust, HALO 2006-2

      12. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      13. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      14. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

      15. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

      16. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      17. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

      IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.


HSBC BANK USA, NATIONAL ASSOCIATION
Assignor

By:
      ------------------------------
Name: Jon E. Voigtman
Title:   Managing Director #14311


HSI ASSET SECURITIZATION CORPORATION


By:
      ------------------------------
Name: Andrea Lenox
Title:   Vice President


HSBC MORTGAGE CORPORATION (USA)

By:
      ------------------------------
Name:
      ------------------------------
Title:
      ------------------------------


DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:
      ------------------------------
Name:
      ------------------------------
itle:
      ------------------------------

 CITIMORTGAGE, INC., as Master Servicer

By:
      ------------------------------
Name:
      ------------------------------
Title:
      ------------------------------

                                    ATTACHMENT 1

                            (form of Assigned Loan Tape)

                                    ATTACHMENT 2

                          (Form of Purchase Agreement)

                                                               EXECUTION VERSION

            MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT



                     HSBC MORTGAGE CORPORATION (USA)
                           Seller and Servicer

                                  and

                  HSBC BANK USA, NATIONAL ASSOCIATION
                            Initial Purchaser




                          Dated as of May 1, 2006
        First and Second Lien, Fixed and Adjustable Rate Mortgage Loans

                            TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.     Definitions.....................................................2


SECTION 2.     Agreement to Purchase..........................................14


SECTION 3.     Mortgage Loan Schedules........................................14


SECTION 4.     Purchase Price.................................................14


SECTION 5.     Examination of Mortgage Files..................................15


SECTION 6.     Conveyance from Seller to Initial Purchaser....................15

     Subsection 6.01.  Conveyance of Mortgage Loans; Possession of Servicing
                       Files..................................................15
     Subsection 6.02.  Books and Records......................................16
     Subsection 6.03.  Delivery of Mortgage Loan Documents....................16

SECTION 7.     Representations, Warranties and Covenants of the Seller and
               Servicer: Remedies for Breach..................................17

     Subsection 7.01.  Representations and Warranties Respecting the Seller and
                       the Servicer...........................................17
     Subsection 7.02.  Representations and Warranties Regarding Individual
                       Mortgage Loans.........................................20
     Subsection 7.03.  Remedies for Breach of Representations and Warranties..32
     Subsection 7.04.  Repurchase of Certain Mortgage Loans...................34

SECTION 8.     Closing........................................................36

SECTION 9.     Closing Documents..............................................36

SECTION 10.    Costs..........................................................38

SECTION 11.    Servicer's Servicing Obligations...............................38

SECTION 12. Removal of Mortgage Loans from Inclusion under This Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer on One or
               More Reconstitution Dates......................................38

SECTION 13.    The Seller and the Servicer....................................41

     Subsection 13.01. Additional Indemnification by the Seller and the
                       Servicer...............................................41
     Subsection 13.02. Merger or Consolidation of the Seller and the
                       Servicer...............................................41
     Subsection 13.03. Limitation on Liability of the Seller, the Servicer and
                       Others.................................................42
     Subsection 13.04. Servicer Not to Resign.................................42
     Subsection 13.05. No Transfer of Servicing...............................42

SECTION 14.    Default........................................................43

     Subsection 14.01. Events of Default......................................43
     Subsection 14.02. Waiver of Defaults.....................................44

SECTION 15.    Termination....................................................44

SECTION 16.    Successor to the Servicer......................................45

SECTION 17.    Financial Statements...........................................46

SECTION 18.    Mandatory Delivery: Grant of Security Interest.................46

SECTION 19.    Notices........................................................46

SECTION 20.    Severability Clause............................................47

SECTION 21.    Counterparts...................................................47

SECTION 22.    Governing Law..................................................48

SECTION 23.    Intention of the Parties.......................................48

SECTION 24.    Successors and Assigns.........................................48

SECTION 25.    Waivers........................................................49

SECTION 26.    Exhibits.......................................................49

SECTION 27.    Nonsolicitation................................................49

SECTION 28.    General Interpretive Principles................................49

SECTION 29.    Reproduction of Documents......................................50

SECTION 30.    Further Agreements.............................................50

SECTION 31.    Entire Agreement...............................................50

                                  EXHIBITS

EXHIBIT 1          SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 2          FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT 3          SECURITY RELEASE CERTIFICATION
EXHIBIT 4          ASSIGNMENT AND CONVEYANCE
EXHIBIT 5          CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 6          CUSTODIAL AGREEMENT
EXHIBIT 7          FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT 8          FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 9          SERVICING ADDENDUM
EXHIBIT 10         FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT
EXHIBIT 11         FORM OF INDEMNIFICATION AGREEMENT
EXHIBIT 12         MORTGAGE LOAN DOCUMENTS
EXHIBIT 13         UNDERWRITING GUIDELINES OF THE SELLER

SCHEDULE I         MORTGAGE LOAN SCHEDULE

             MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

This is a MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT (the "Agreement"), dated as of May 1, 2006, by and between HSBC Bank USA, National Association, having an office at 452 Fifth Avenue, New York, New York 10018 (the "Initial Purchaser", and the Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations hereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns, the "Purchaser"), and HSBC Mortgage Corporation (USA), having an office at 2929 Walden Avenue, Depew, New York 14043 (the "Seller" and "Servicer").

                             W I T N E S S E T H :

                  WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional, fixed and adjustable rate residential first and second lien mortgage loans, (the "Mortgage Loans") and certain fixed and adjustable rate first and second lien Co-op Loans as described herein on a servicing-retained basis, and which shall be delivered in groups of whole loans or participation interests therein, as applicable, on various dates as provided herein and in the related Commitment Letter (each, a "Closing Date");

                  WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed hereto on each Closing Date as Schedule I;

                  WHEREAS, each of the Co-op Loans is secured by a pledge of shares of stock issued by a Cooperative and the assignment of the appurtenant proprietary lease, all relating to a specified dwelling unit in an apartment building owned by the Cooperative and located in the states indicated on the related Mortgage Loan Schedule; and

                  WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

                  WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to not more than five purchasers as a whole loan transfer in a whole loan or participation format or a public or private mortgage-backed securities transaction; and

                  WHEREAS, certain Mortgage Loans have been, or will be, registered on the MERS(R) System (defined below) such that the mortgagee of record under each such Mortgage Loan shall be identified as MERS.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

                  SECTION 1.  Definitions.

                  For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, which are in accordance with Fannie Mae servicing practices and procedures for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates, the terms of the Mortgage Loan Documents and all applicable federal, state and local legal and regulatory requirements.

                  Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

                  Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

                  Agreement: This Master Mortgage Loan Purchase and Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

                  Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan. In the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, or such collateral assessment acceptable per the Underwriting Guidelines and acceptable to FNMA and FHLMC. However in the case of a mortgage made on property in New York State value will always be determined by the appraisal for determining any requirement for primary mortgage insurance only.

                  Assignment and Conveyance: An assignment and conveyance of the Mortgage Loans purchased on a Closing Date in the form annexed hereto as Exhibit 4.

                  Assignment of Mortgage: With respect to each Mortgage Loan which is not a MERS Loan, an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

                  Balloon Mortgage Loan: A Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its maturity date.

                  Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of [Seller's State of doing business] or the State of New York are authorized or obligated by law or executive order to be closed.

                  Cash-Out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the principal balance, as defined per the Underwriting Guidelines.

                  Closing Date: The date or dates on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

                  Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 9.

                  Code: The Internal Revenue Code of 1986, as amended, or any successor statute thereto.

                  Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of the Mortgage Loan, plus (b) the unpaid principal balance of any related subordinate mortgage loan or loans secured by the Mortgaged Property plus (c) any approved home equity line amount whether in use or not, and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  Commitment Letter: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement among the Purchaser, the Servicer and the Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Commitment Letter may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

                  Condemnation   Proceeds:   All   awards,    compensation   and
settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

                  Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions contained in the related Mortgage or Mortgage Note allows the Mortgagor to convert the adjustable Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

                  Co-op Lease: With respect to a Co-op Loan, the proprietary lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

                  Co-op Loan: A Mortgage Loan that is secured by a first or second line on a perfected security interest in Cooperative Shares and the related proprietary lease granting exclusive rights to occupy the related Cooperative Apartment in the building owned by the related Cooperative.

                  Co-op Stock: With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

                  Cooperative: The private, non profit cooperative apartment corporation which owns all of the real property that comprises the Project, including the land, separate dwelling units and all common areas.

                  Cooperative Unit: With respect to any Co-op Loan, a specific unit in a Project.

                  Cooperative Shares: With respect to any Co-op Loan, the shares of stock issued by a Cooperative and allocated to a cooperative apartment and represented by a stock certificate

                  Credit Score: The credit score of the Mortgagor provided by Fair, Isaac & Company, Inc. or such other organization providing credit scores as per HSBC underwriting/program guidelines in affect at the time of the origination of a Mortgage Loan.

                  Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled "[SELLER], as servicer, in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans", established at a financial institution acceptable to the Purchaser. Each Custodial Account shall be an Eligible Account.

                  Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, annexed hereto as Exhibit 6.

                  Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

                  Cut-off Date: The first day of the month in which the related Closing Date occurs or as otherwise set forth in the related Commitment Letter.

                  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  Determination Date: With respect to each Distribution Date, the sixteenth (16th) day of the calendar month in which such Distribution Date occurs or, if such sixteenth (16th) day is not a Business Day, the Business Day immediately preceding such sixteenth (16th) day.

                  Distribution Date: The eighteenth (18th) day of each month, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

                  Due Date: With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

                  Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by S&P if the amounts on deposit are to be held in the account for no more than 365 days (or at least "A-2" if the amounts on deposit are to be held in the account for no more than 30 days) or Prime-1 by Moody's (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Seller and Servicer) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

                  Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "[SELLER], as servicer, in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans," established at a financial institution acceptable to the Purchaser. Each Escrow Account shall be an Eligible Account.

                  Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

                  Event of Default: Any one of the events enumerated in Subsection 14.01.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  FHLMC: Freddie Mac or any successor thereto.

                  Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

                  Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

                  Flood Zone Service Contract: A life of loan service contract transferable to a nationally recognized flood service provider, maintained for the Mortgaged Property for the purpose of monitoring the Federal Emergency Management Agency (FEMA) map status relating to such Mortgaged Property.

                  FNMA:  Fannie Mae or any successor thereto.

                  FNMA Guides: The Fannie Mae Seller's Guide and the Fannie Mae Services Guide and all amendments or additions thereto.

                  Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

                  High Cost Loan: A Mortgage Loan (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended ("HOEPA") or,
(b) a "high cost" mortgage loan, "covered" mortgage loan, "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law applicable to the Mortgage Loan, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or
(d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E).

                  HUD: The United States Department of Housing and Urban Development or any successor thereto.

                  Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

                  Initial Closing Date: The Closing Date on which the Initial Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

                  Initial Purchaser: HSBC Bank USA, National Association, or any successor or assign.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Initial Rate Cap: With respect to each Adjustable Rate Mortgage Loan and the initial Adjustment Date therefore, a number of percentage points per annum that is set forth in the related Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase or decrease on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

                  Interest Only Mortgage Loan: A Mortgage Loan that requires payment of interest only for a period of time specified on the related Mortgage Note. The interest-only period followed by full amortization of the remaining balance over the remaining duration of the loan.

                  Lender Paid Mortgage Insurance Policy or LPMI Policy: A policy of mortgage guaranty insurance issued by a Qualified Insurer in which the owner or servicer of the Mortgage Loan is responsible for the premiums associated with such mortgage insurance policy.

                  Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan, to the lower of the Appraised Value or the sale price of the Mortgaged Property. However, in the case of a mortgage made on property in New York State, value will always be determined by the appraisal for determining any requirement for primary mortgage insurance only.

                  Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

                  MERS:   Mortgage  Electronic  Registration   System,  Inc.,  a
subsidiary of MERSCORP, Inc.

                  MERS(R) System: The electronic mortgage registration system maintained by MERS.

                  MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

                  Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

                  MOM Mortgage: A Mortgage Loan naming MERS as the original mortgagee on the mortgage security instrument.

                  Monthly Advance: The aggregate of the advances made by the Seller on any Distribution Date pursuant to Subsection 11.30 of the Servicing Addendum.

                  Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment of principal ( if applicable) and interest payable by a Mortgagor under the related Mortgage Note on each Due Date. Moody's:
Moody's Investors Service, Inc. or its successor in interest.

                  Mortgage: (a) With respect to any Mortgage Loan that is not a Co- op Loan, the mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged

Property securing the Mortgage Note and (b) with respect to a Co-op Loan, the related Security Agreement.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Commitment Letter.

                  Mortgage Interest Rate: With respect to each Fixed Rate Mortgage Loan, the fixed annual rate of interest provided for in the related Mortgage Note and, with respect to each Adjustable Rate Mortgage Loan, the annual rate that interest accrues on such Adjustable Rate Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loan: Each  residential  mortgage loan or Co-op Loan, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Commitment Letter and identified on the Mortgage Loan Schedule annexed to this Agreement on the related Closing Date, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The documents listed in Exhibit 13 hereto pertaining to any Mortgage Loan or Co-op Loan.

                  Mortgage Loan Package: The Mortgage Loans listed on a Mortgage Loan Schedule, delivered to the Custodian and the Purchaser at least five (5) Business Days prior to the related Closing Date and attached to the related Assignment and Conveyance on the related Closing Date.

                  Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans to be annexed to the related Assignment and Conveyance on the related Closing Date for the Mortgage Loan Package delivered on such Closing Date in both hard copy and electronic form, such schedule setting forth the following information with respect to each Mortgage Loan in the Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule; (8) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate in effect immediately following the Cut-off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan; (11) the stated maturity date; (12) the amount of the Monthly Payment at origination;
(13) the amount of the Monthly Payment as of the Cut-off Date; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan; (16) the Stated Principal Balance of the Mortgage Loan as of the
close   of   business   on   the   Cut-off   Date;  (17)   with  respect to each
Adjustable Rate Mortgage Loan, the first Adjustment Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(19) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (20) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (21) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;
(22) the Mortgage Interest Rate at origination; (23) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (24) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date; (25) with respect to each Adjustable Rate Mortgage Loan, the Index; (26) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (27) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (28) a code indicating the documentation style (i.e., full, alternative or reduced); (29) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy or LPMI Policy;
(30) the Appraised Value of the Mortgaged Property; (31) the sale price of the Mortgaged Property, if applicable; (32) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge; (33) the amount and the term of any Prepayment Charge or penalty; (34) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan; (35) a code indicating whether the Mortgage Loan is a first or second lien; (36) a code indicating the Mortgagor's debt to income ratio;
(37) the points and fees charged in connection with the origination of such Mortgage Loan and (38) a code indicating if the Mortgage Loan is subject to Primary Insurance Policy. With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average
Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. Schedule I hereto shall be supplemented as of each Closing Date to reflect the addition of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

                  Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

                  Mortgaged Property: (a) With respect to each Mortgage Loan which is not a Co-op Loan, the Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest or leasehold in a single parcel of real property improved by a Residential Dwelling and (b) with respect to each Co-op Loan, the related cooperative apartment.

                  Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

                  Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successor's in title to the Mortgaged Property.

                  Net Mortgage Interest Rate: With respect to any Mortgage Loan (or the related REO Property), as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Interest Rate for such Mortgage Loan minus the Servicing Fee Rate.

                  Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Seller, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

                  Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

                  Pass-Through Transfer: Any transaction involving either (1) a sale or transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

                  Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

                  Person: An individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Preliminary Servicing Period: With respect to any Mortgage Loans, the period commencing on the related Closing Date and ending on the date the Seller enters into Reconstitution Agreements which amend or restate the servicing provisions of this Agreement.

                  Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a Principal Prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

                  Primary  Insurance  Policy:  A   policy  of  primary  mortgage
guaranty insurance issued by a Qualified Insurer.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any Prepayment Charge, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Project: All real property owned by the Cooperative including the land, separate dwelling units and all common areas.

                  Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Commitment Letter in exchange for the Mortgage Loans purchased on such Closing Date as provided in
Section 4.

                  Purchaser: The Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations thereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns.

                  Qualified Insurer: Any insurer which meets the requirements of FNMA and FHLMC.


                  Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess
of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (v) have a Loan-to-Value Ratio, and in the case of a second lien Mortgage Loan, a Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio or Combined Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vi) conform to each representation and warranty set forth in Subsection 7.02 of this Agreement, and (vii) be the same type of mortgage loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the Deleted Mortgage Loan). In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios, and in the case of second lien Mortgage Loans the Combined Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (vii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be. In addition, the substitution of more than one Mortgage Loan pursuant to the previous sentence shall be subject to the Purchaser's approval in its sole discretion.

                  Rate/Term   Refinancing:   A  Refinanced  Mortgage  Loan,  the
proceeds of which are not in excess of the existing first mortgage, as outlined in the Underwriting Guidelines in effect at the time or origination.

                  Reconstitution Agreement: The agreement or agreements entered into by the Seller, the Servicer and the Purchaser and/or certain third parties on the Reconstitution Date or

Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as provided in Section 12.

                  Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through Transfer pursuant to Section 12 hereof.

                  Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                  Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  REMIC: A "real estate mortgage investment conduit within the meaning of Section 860D of the Code.

                  REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "[SELLER], in trust for the Purchaser, as of [date of acquisition of title], Fixed and Adjustable Rate Mortgage Loans".

                  REO Disposition: The final sale by the Servicer of any REO Property.

                  REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

                  Repurchase Price: The Repurchase Price for any Mortgage Loan that is required to be repurchased pursuant to Section 7.04 shall be equal to
(A) during the first twelve (12) months following the related Closing Date, the sum of (i) the product of the Stated Principal Balance of such Mortgage Loan times the greater of (x) the Purchase Price percentage as stated in the related Commitment Letter and (y) 100%, and (B) thereafter, the sum of (i) the Stated Principal Balance of the Mortgage Loan so repurchased, in each case, plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor to the day immediately prior to the date of repurchase (unless the Mortgage Loan has been the subject of a Pass-Through Transfer, in which case the measurement date for accrual of interest on such Stated Principal Balance shall be the first day of the month following the date of repurchase), less amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan and plus (iii) any costs and expenses incurred by the Purchaser, the servicer, master servicer or any trustee in respect of the breach or defect giving rise to the repurchase obligation including, without limitation, any costs and damages incurred by any such party in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law.

                  Residential Dwelling: Any one of the following: (i) a one-to-four family detached or attached dwelling, (ii) a one-family dwelling unit in an eligible condominium or cooperative project, (iii) a Planned Unit Development (PUD), as defined in the Underwriting Guidelines in effect at the time of origination, none of which is mobile or manufactured home.

                  Securities Act:  The Securities Act of 1933, as amended.

                  Servicing Addendum: The terms and conditions attached hereto as Exhibit 9, which will govern the servicing of the Mortgage Loans, by Servicer during the Preliminary Servicing Period.

                  Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

                  Servicing Fee: With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Seller, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05) of related Monthly Payments collected by the Seller, or as otherwise provided under Section 11.05.

                  Servicing Fee Rate: The per annum rate set forth in the related Commitment Letter at which the Servicing Fee accrues.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Seller on an image platform consisting of copies or printable images of all documents in the Mortgage File which are not delivered to the Purchaser or the Custodian and the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

                  S&P:  Standard  &  Poor's,  a  division   of  the  McGraw-Hill
Companies, Inc., or its successor in interest.

                  Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not collected from the Mortgagor on or before such date, minus
(ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

                  Tax Service Contract: A life of loan service contract, transferable to a nationally recognized tax service provider, maintained for the Mortgaged Property for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

                  Underwriting Guidelines: The Seller's underwriting guidelines attached hereto as Exhibit 13 as in effect with respect to the Mortgage Loans purchased by Purchaser on the Initial Closing Date, as may be amended, supplemented or modified from time to time thereafter.

                  Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.

                  SECTION 2.  Agreement to Purchase.

                  The Seller agrees to sell, and the Purchaser agrees to purchase, from time-to-time, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Commitment Letter, or in such other amount as agreed to by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date.

                  SECTION 3.  Mortgage Loan Schedules.

                  The Seller shall deliver the Mortgage Loan Schedule for a Mortgage Loan Package to be purchased on a particular Closing Date to the Purchaser at least two (2) Business Days prior to the related Closing Date or as otherwise set forth in the related Commitment Letter.

                  SECTION 4.  Purchase Price.

                  The Purchase Price for each Mortgage Loan listed on the related Mortgage Loan Schedule shall be the percentage of par as stated in the related Commitment Letter (subject to adjustment as provided therein), multiplied by its Stated Principal Balance as of the related Cut-off Date. If so provided in the related Commitment Letter, portions of the Mortgage Loans shall be priced separately.

                  In addition to the Purchase Price as described above, the Initial Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date at its Mortgage Interest Rate, net of the Servicing Fee, from the related Cut-off Date through the day prior to the related Closing Date, both inclusive.

                  The  Purchaser  shall  own and be  entitled  to  receive  with respect to each Mortgage Loan purchased, (1) all scheduled principal due after the related Cut off Date, (2) all other recoveries of principal collected after the related Cut off Date (provided, however, that all scheduled payments of principal due on or before the related Cut off Date and collected by the Seller after the related Cut off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans net of the Servicing Fee during the Preliminary Servicing Period (minus that portion of any such interest payment that is allocable to the period prior to the related Cut off Date). The Stated Principal Balance of each Mortgage Loan as of the related Cut off Date is determined after application to the reduction of principal of payments of principal due on or before the related Cut off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut off Date shall not be applied to the principal balance as of the related Cut off Date. Such prepaid amounts (minus the applicable Servicing Fee) shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Seller to the

Purchaser on the first related Distribution Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the related Cut off Date shall belong to the Purchaser.

                  SECTION 5.  Examination of Mortgage Files.

                  In addition to the rights granted to the Initial Purchaser under the related Commitment Letter to underwrite the Mortgage Loans and review the Mortgage Files prior to the Closing Date, prior to the related Closing Date, the Seller, or Servicer, as applicable, shall, at the Purchaser's option (a) deliver to the Custodian or any other party specified by the Purchaser, in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available via image or printed copies of image (at the Seller's option) to the Initial Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Initial Purchaser and the Seller. Such examination may be made by the Initial Purchaser or its designee at any reasonable time before or after the related Closing Date. Such examination shall be during regular business hours and Purchaser shall give Seller seven days prior written notice. If the Initial Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Commitment Letter or the Underwriting Guidelines, such Mortgage Loans may, at the Initial Purchaser's option, be rejected for purchase by the Initial Purchaser. If not purchased by the Initial Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule and any files should be returned within 48 hours. The Initial Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Initial Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Initial Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy provided for in this Agreement.

                  SECTION 6.  Conveyance from Seller to Initial Purchaser.

                  Subsection 6.01.   Conveyance of Mortgage Loans; Possession of
                                     Servicing Files.

                  The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as Exhibit 4. No assignment is required if the Mortgage Loan is a MOM Mortgage, or has been previously assigned to MERS, and will remain registered on the MERS(R) System. The Servicing File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection
7.03 or 7.04.

                  Subsection 6.02.   Books and Records.

                  Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, MERS, the Purchaser, the Custodian or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

                  It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and the Purchaser intend that the Purchaser or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans which may be held by MERS as the nominee for the Purchaser, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Seller shall be deemed to have hereby granted to the Purchaser or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Commitment Letter and this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

                  Subsection 6.03.   Delivery of Mortgage Loan Documents.

                  Pursuant to the Custodial Agreement between the Custodian and the Initial Purchaser, the Servicer, shall from time to time in connection with each Closing Date, at least five (5) Business Days prior to such Closing Date, deliver and release to the Custodian those Mortgage Loan Documents as required by the Custodial Agreement with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule delivered with such Mortgage Loan Documents.

                  The Servicer  shall  provide to each of the  Purchaser and the
Custodian a notice containing a list of authorized servicing officers (each, an "Authorized Representative") for the purpose of giving and receiving notices, requests and instructions and delivering certificates and documents in connection with this Agreement. Such notice shall contain the specimen signature for each Authorized Representative. From time to time, the Servicer may, by delivering to the others a revised notice, change the information previously given pursuant to this Section, but

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each  of the  parties hereto  shall be entitled to rely conclusively on the then current notice until receipt of a superseding notice.

                  The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement for the related Closing Date, as evidenced by the Trust Receipt and Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Servicer shall be responsible for maintaining the Custodial Agreement during the Preliminary Servicing Period.

                  The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 240 days of its submission for recordation.

                  Subsection 6.04.   Quality Control Procedures.

                  The Seller shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Seller's loan production and the servicing activities of the Seller. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with Accepted Servicing Standards and the Underwriting Guidelines; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

                  SECTION 7.  Representations, Warranties  and Covenants  of the
Seller: Remedies for Breach.

                  Subsection 7.01.   Representations and  Warranties  Respecting
                                     the Seller.

                  (a) The Seller represents, warrants and covenants to the Initial Purchaser and to any subsequent Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

                        (i)   The  Seller  is  a   corporation  duly  organized,
         validly existing and in good standing under the laws of State of Delaware. The Seller has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the
         Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

                        (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

                        (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

                        (iv)  The  Seller  is  not  in  violation  of,  and  the
         execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

                        (v) The Seller is an approved seller/servicer for FNMA and FHLMC in good standing and is a HUD approved mortgagee pursuant to
         Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with FNMA, FHLMC or HUD eligibility requirements or which would require notification to FNMA, FHLMC or HUD;

                        (vi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                        (vii) The Mortgage Loan Documents and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement, have been delivered to the Custodian all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian;

                        (viii) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of record or had appointed MERS as the Seller's nominee of the related Mortgage and the indebtedness evidenced by the related

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


         Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller or MERS as nominee for the Seller retains record title, the Seller or MERS as nominee for the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and/or supervising the servicing of each Mortgage Loan;

                        (ix) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative agency or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or
         (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

                        (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date;

                        (xi) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

                        (xii) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of the Seller, and the Seller has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale. The Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser;

                        (xiii) The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

                        (xiv) The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors;

                        (xv)  The  information  delivered  by the  Seller to the
         Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience for the twelve (12) months immediately preceding the Initial Closing Date on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects;

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


                        (xvi) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

                        (xvii) The Seller will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and

                        (xviii) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

                  Subsection 7.02. Representations and Warranties Regarding Individual Mortgage Loans.

                  The Seller hereby represents and warrants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage
Loan:

                        (i) The information set forth in the related Mortgage Loan Schedule and the Mortgage Loan data delivered to the Purchaser and the Custodian is complete, true and correct;

                        (ii) The Mortgage Loan is in compliance with all requirements set forth in the related Commitment Letter, and the characteristics of the related Mortgage Loan Package as set forth in the related Commitment Letter are true and correct;

                        (iii) All payments required to be made up to the close of business on the related Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage. No Mortgage Loan has been thirty (30) days or more delinquent in any payment since the origination of such Mortgage Loan;

                        (iv) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments or other outstanding charges affecting the related Mortgaged Property;

                        (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and the terms of which are reflected in the related Mortgage Loan Schedule;

                        (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;

                        (vii) All  buildings  upon the  Mortgaged  Property  are
         insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to the Servicing Addendum. All such insurance policies contain a standard mortgagee clause naming the Servicer, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA and FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                        (viii) Any and all requirements of any federal, state or local law applicable to the Mortgage Loans including, without limitation, usury, truth in lending, real estate settlement procedures, predatory and abusive lending, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with;

                        (ix) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

                        (x)   Except  with  respect  to  each  Co-op  Loan,  the
         related Mortgage is properly recorded and is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the
         Seller on the Mortgage Loan Schedule on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property, (d) with respect to each Second Lien Mortgage a prior mortgage lien on the Mortgage Property. Except with respect to each Co-op Loan, any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable
         (A) first lien and first priority security interest with respect to each first lien Mortgage Loan, or (B) second lien and second priority security interest with respect to each second lien Mortgage Loan, in either case, on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage. With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first or second security interest on the related Cooperative Shares securing the related cooperative note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such Cooperative Shares;

                        (xi) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

                        (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person or a qualified Living Trust (Revocable Trust) or a qualified Land Trust as listed in the Underwriting Guidelines.

                        (xiii) The proceeds of the Mortgage Loan have been fully disbursed (except where there is an established completion escrow) or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

                        (xiv) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                        (xv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

                        (xvi) Except with respect to each Co-op Loan, the Mortgage Loan, that is a first lien, is covered by an American Land Title Association ("ALTA") lender's title insurance policy (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable to Fannie Mae and Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained above in (x) (a) (b) and (c) and with respect to each second lien Mortgage Loan, is covered by an ALTA lender's title insurance policy per Seller's guidelines, clause (x)
         (d) above) the Seller and/or MERS as nominee for the Seller, its successors and assigns as to the first or second priority lien (as indicated on the Mortgage Loan Schedule) of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller and/or MERS as nominee for the Seller, its successors and assigns, is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                        (xvii)   There is no default, breach, violation or event
         of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration. With respect to each second lien Mortgage Loan (i) the first lien mortgage loan is in full force and effect at the time of origination, (ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note at the time of origination, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of foreclosure, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage and (v) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;

                        (xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                        (xix) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                        (xx) The Mortgage Loan was originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD, Fannie Mae or Freddie Mac or by a mortgage banker or broker licensed or authorized to originate mortgage loans and do business in the jurisdiction in which the related Mortgaged Property is located, applying substantially the same underwriting standards used by the Seller and in a manner that in all respects meets the requirements of the Secondary Mortgage Market Enhancement Act of 1984, as amended;

                        (xxi) Principal  payments  on the Mortgage  Loan,  other
         than the Interest Only Mortgage Loan, shall commence (with respect to any newly originated Mortgage Loans) or commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, (A) in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, (B) in the case of an Adjustable Rate Mortgage Loan, other than the Interest Only Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage
         Interest Rate and (C) in the case of a Balloon Loan, are based on a fifteen (15) or thirty (30) year amortization schedule, as set forth in the related Mortgage Note, and a final monthly payment substantially greater than the preceding monthly payment which is sufficient to amortize the remaining principal balance of the Balloon Loan and to pay interest at the related Mortgage Interest Rate. The Index for each Adjustable Rate Mortgage Loan is as defined in the related Commitment Letter and the Mortgage Loan Schedule. The Mortgage
         Note does not permit negative amortization, unless otherwise noted on the Mortgage Loan Schedule. No Mortgage Loan is a Convertible Mortgage Loan; (D) in the case of an Interest Only Mortgage Loan, the monthly payments on each Interest Only Mortgage Loan during the related interest only period is equal to the product of the related Mortgage Interest Rate and the principal balance of such Mortgage Loan on the first day of each month and after such interest only period, except with respect to Interest

         Only Mortgage Loan that are Adjustable Rate Mortgage Loans, such Mortgage Loan is payable in equal monthly installments of principal and interest. No Mortgage Loan is a Balloon Mortgage Loan;

                        (xxii) The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, since origination, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller in accordance with the terms of the Mortgage Note and Accepted Servicing Practices and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

                        (xxiii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

                        (xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers' Civil Relief Act, or other similar statues;

                        (xxv) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to FNMA and FHLMC;

                        (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

                        (xxvii) With respect to each First Lien Mortgage, the Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC, and was made and signed, prior to the closing of the Mortgage Loan, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989. For Second Lien Mortgage Loans, the Mortgage File contains an assessment of the collateral that meets the Underwriting Guidelines;

                        (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                        (xxix) The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                        (xxx) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans;

                        (xxxi) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property (other than a construction loan that has been converted pursuant to its respective terms) or (b) facilitating the trade-in or exchange of a Mortgaged Property;

                        (xxxii) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

                        (xxxiii) No Mortgage Loan had an LTV or CLTV at origination in excess of 100%. With respect to any First Lien Mortgage Loan with an LTV at origination in excess of 80%, the Mortgage Loan will be insured by Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by the Seller. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all remiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. For loans in New York State, the appraisal will be used to determine the original Loan-to-Value Ratio as it relates to Primary Mortgage Insurance.

                        (xxxiv) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

                        (xxxv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                        (xxxvi) The Assignment of Mortgage is in recordable form, except for the name of the assignee which is blank, and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                        (xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien or Second Lien (as reflected on the Mortgage Loan Schedule), by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA or FHLMC and the Seller. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                        (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit, a unit in a planned unit development (other than a de minimis planned unit development), or a unit in a cooperative, such condominium, planned unit development project meets the eligibility requirements of the Underwriting Guidelines;

                        (xxxix) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                        (xl) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor the related Mortgagor, has received any notice of any violation or potential violation of such law;

                        (xli) Each Mortgage Loan is covered by a "life of loan" Tax Service Contract which is transferable to a nationally recognized tax service provider and is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee;

                        (xlii) Each Mortgage Loan is covered by a "life of loan" Flood Zone Service Contract which is transferable to a nationally recognized flood service provider and is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee;

                        (xliii) None of the Adjustable Rate Mortgage Loans include an option to convert to a Fixed Rate Mortgage Loan;

                        (xliv) No Mortgage Loan is (a) (1) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended ("HOEPA") or (2) has an APR or total points and fees that are equal to or exceeds the HOEPA thresholds (as defined in 12 CFR 226.32
         (a)(1)(i) and (ii)), (b) a "high cost" mortgage loan, "covered" mortgage loan, "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law applicable to such Mortgage Loan, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loan, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E, with respect to points, fees and or rate.

                        (xlv) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor's ability to repay the Mortgage Loan and the extension of credit to a Mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan;

                        (xlvi) No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to finance single premium credit insurance policies (e.g., life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreements as part of the origination of or as a condition to closing, such Mortgage Loan;

                        (xlvii) No selection procedures were used by the Seller that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller's portfolio and the Mortgage Loans were not selected in a manner so as to affect adversely the interests of the Purchaser;

                        (xlviii) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

                        (xlix) The  Mortgage  Loan  complies with all applicable
         consumer credit statutes and regulations, including, without limitation, the respective Uniform Consumer Credit Code laws in effect in Alabama, Colorado, Idaho, Indiana, Iowa, Kansas, Maine, Oklahoma, South Carolina, Utah, West Virginia and Wyoming, has been originated by a properly licensed entity or by an entity exempt from such licensing, and in all other respects, complies with all of the material requirements of any such applicable laws;

                        (l) The information set forth in the Mortgage Loan Schedule as to Prepayment Charges is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable in accordance with its terms upon the Mortgagor's full and voluntary principal payment under applicable law;

                        (li) The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

                        (lii) No Mortgage Loan is secured by commercial property or mixed use property;

                        (liii) Each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Pass-Through Transfer without unreasonable credit enhancement;

                        (liv) With respect to any Mortgage Loan that  contains a
         provision permitting imposition of a penalty upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the Mortgagor (e.g., a rate or fee reduction) in exchange for accepting such prepayment penalty, (ii) the Mortgage Loan's originator had a written policy of offering the Mortgagor, or requiring third-party brokers to offer the Mortgagor, the option of obtaining a mortgage loan that did not require payment of such a penalty, (iii) the prepayment penalty was adequately disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period shall not exceed three (3) years from the date of the Mortgage Note, (v) such prepayment penalty shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the Mortgagor's default., notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty and (vi) such prepayment fee is permissible and enforceable in accordance with its terms pursuant to the Underwriting Guidelines and federal, state or local laws;

                        (lv)  The  Seller  has  complied  with  all   applicable
         anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the Mortgaged Property, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the
         "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

                        (lvi) No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of loan application, the Mortgagor may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the Mortgagor's application to such affiliate for underwriting consideration. With respect to any Mortgage Loan, the Mortgagor was assigned the highest credit grade available with respect to a mortgage loan product offered by such Mortgage Loan's originator, based on a comprehensive assessment of risk factors, including the Mortgagor's credit history. Additionally, the Mortgage Loan's originator offered the Mortgagor mortgage loan products offered by such Mortgage Loan's originator, or any affiliate of such Mortgage Loan's originator, for which the Mortgagor qualified;

                        (lvii) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor's income, assets, liabilities and/or credit history to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

                        (lviii) With respect to each Mortgage Loan, the Seller has fully and accurately furnished complete information (i.e., favorable and unfavorable) on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and, for each Mortgage Loan, the Seller will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis;

                        (lix) All points, fees and charges (including finance charges). whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations.
         All points and fees related to each Mortgage Loan are accurately described on the Mortgage Loan Schedule. All points and fees related to each Mortgage Loan are accurately described on the Mortgage Loan Schedule. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges;

                        (lx) The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

                        (lxi) With respect to any Mortgage Loan which is secured by manufactured housing, if such Mortgage Loans are permitted hereunder, such Mortgage Loan satisfies the requirements for inclusion in residential mortgage backed securities transactions rated by Standard & Poor's Ratings Services and such manufactured housing will be the principal residence of the Mortgagor upon the origination of the Mortgage Loan. With respect to any second lien Mortgage Loan, such lien is on a one- to four-family residence that is (or will be) the principal residence of the Mortgagor upon the origination of the second lien Mortgage Loan;

                        (lxii) Each  Mortgage  Loan  constitutes  a   "qualified
         mortgage"  under Section 860G(a)(3)(A)  of  the   Code   and   Treasury
         Regulation Section 1.860G-2(a)(1);

                        (lxiii) No  Mortgage  Loan  had  an  original  term   to
         maturity of more than thirty (30) years;

                        (lxiv) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor's principal dwelling. No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). Each Mortgage Loan that is a "Home Loan" under the Georgia Act complies with all applicable provisions of the Georgia Act. No
         Mortgage  Loan  secured  by  owner  occupied  real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

                        (lxv) The Mortgagor has not made or caused to be made any payment in the nature of an "overage" or "yield spread premium" to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;

                        (lxvi) The sale or transfer of the Mortgage  Loan by the
         Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act ("FACT Act") and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto;

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


                        (lxvii) With respect to each MOM Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;

                        (lxviii) No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

                        (lxix) No  Mortgage  Loan  is   subject   to   mandatory
         arbitration; and

                        (lxx) No Mortgage Loan is secured by a lien on a "condo hotel."

                  Subsection 7.03.   Remedies for Breach of Representations  and
                                     Warranties.

                  It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), or in the event that any Mortgagor fails to make the first payment due to the Purchaser following the Closing Date, the party discovering such breach shall give prompt written notice to the other.

                  Within sixty (60) days of the earlier of either discovery by the Seller, or notice to the Seller, of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the Purchaser's interest in a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans; provided that such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Distribution Date. Notwithstanding anything to the contrary contained herein, it is understood by the parties hereto that a breach of the representations and warranties made in Subsections 7.02 (viii), (xliv), (xlvi), (liv), (lvi),
(lvii), (lix), (lviii), (lix), (lxii), (lxiv) or (lxviii) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

                  At the time of repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

                  As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage, unless such Mortgage Loan is a MOM Mortgage or has previously been assigned to MERS, and such other documents and agreements as are set forth in Exhibit 13 hereto, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

                  For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the Repurchase Price shall be distributed by the Seller in the month of substitution pursuant to the Servicing Addendum. Accordingly, on the date of such substitution, the Seller will deposit from its own funds into the Custodial Account an amount equal to such amount.

                  In  addition  to  such  cure,   repurchase  and   substitution
obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties, respectively, contained in this Section 7. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 7.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.

                  Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

                  Subsection 7.04.   Repurchase   f   Certain   Mortgage  Loans;
                                     Premium Protection.

                  (a) In the event that (i) the first Due Date for a Mortgage Loan is prior to the Cut-off Date and the initial Monthly Payment is not made by the related Mortgagor within thirty (30) days of such Due Date or (ii) the first Monthly Payment on any Mortgage Loan due following the Cut-off Date is not made by the related Mortgagor within thirty (30) days of the related Due Date, then, in each such case, the Seller shall repurchase the affected Mortgage Loans at the Repurchase Price, which shall be paid as provided for in Subsection 7.03. The Seller shall notify the Purchaser of any such default under this Subsection 7.04(a) within thirty (30) days of any such Mortgage Loan becoming thirty (30) days delinquent.

                  (b) In the event that any Mortgage Loan prepays-in-full within three (3) months following the related Closing Date, Seller shall remit to the Initial Purchaser an amount equal to the product of (i) the excess of (A) the percentage of par as stated in the related Commitment Letter as the purchase price percentage (subject to adjustment as provided therein) over (B) 100%, times (ii) the outstanding principal balance of such Mortgage Loan as of the Cut-off Date. Such obligation to the Initial Purchaser shall survive any sale or assignment of the Mortgage Loans by the Initial Purchaser to any third party and shall be independently enforceable by the Initial Purchaser.

                  (c) In the event that any Mortgage Loan is repurchased pursuant to Section 7.03 or 7.04(a), in addition to its obligations under
Section 7.03 and 7.04(a), Seller shall remit to the Initial Purchaser an amount equal to the Repurchase Price of such Mortgage Loan as of the date of repurchase. Such obligation to the Initial Purchaser shall survive any sale or assignment of the Mortgage Loans by the Initial Purchaser to any third party and shall be independently enforceable by the Initial Purchaser.

                  Subsection 7.05.   Representations of the Purchaser.


                  The Initial Purchaser hereby represents and warrants to the Seller, as of the date hereof and as of each Closing Date, that:

                        (i)   The  Initial   Purchaser   is   national   banking
         association with full power and authority to conduct its business as presently conducted by it to the extent material to the consummation of the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Initial Purchaser acting through the New York branch.
         The Initial Purchaser had the full corporate power and authority to own the Mortgage loans and has the full corporate power authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of the Agreement.

                        (ii) The Initial Purchaser has duly authorized the execution, delivery and performance of the Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or by general principles of equity;

                        (iii) The execution, delivery and performance of this Agreement by the Initial Purchaser (x) does not conflict and will not conflict with, does not breach and will not result in a breach of and does not constitute and will not constitute a default (or an event, which with notice or lapse of time or both, would constitute a default) under (A) any terms or provision on the organizational documents of the Initial Purchaser, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Initial Purchaser is a party or by which the Initial Purchaser or any of its property is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Initial Purchaser or any of its property and (y) does not create or impose and will not result in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loan;

                        (iv) No consent, approval, authorization or order of, registration or filing with, or notice on behalf of the Initial Purchaser to any governmental authority or court is required, under federal or the laws of the State of New York, for the execution, delivery and performance by the Initial Purchaser of, or compliance by the Initial Purchaser with, this Agreement or the consummation by the Initial Purchaser of any other transaction contemplated hereby;

                        (v) The Initial Purchaser is not in violation of, and the execution and delivery of this Agreement by the Initial Purchaser and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of New York court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Initial Purchaser or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Initial Purchaser or its assets or might have consequences that would materially and adversely affect the performance of its obligation and duties hereunder;

                        (vi) There are no actions or proceedings against, or investigations known to it of, the Initial Purchaser before any court, administrative or other tribunal (A) that might prohibit its entering into the Agreement, or (B) that might prohibit or materially and adversely affect the performance by the Initial Purchaser of its obligations under, or validity or enforceability of, this Agreement; and

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


                        (vii) There is no litigation currently pending or, to the best of the Initial Purchaser's knowledge without independent investigation, threatened against the Initial Purchaser that would reasonably be expected to materially and adversely affect the execution, delivery, performance or enforceability of this Agreement, or that would result in a material adverse change in the financial condition of the Initial Purchaser.

                  SECTION 8.  Closing.

                  The closing for each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

                  The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

                  (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with reasonable notice to the Seller, or the passage of time, would constitute a default under this Agreement;

                  (b) the Initial Purchaser shall have received, or the Initial Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

                  (c) the Seller shall have delivered and released to the Custodian all documents required pursuant to this Agreement and the Custodial Agreement; and

                  (d) all other terms and conditions of this Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Initial Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

                  SECTION 9.  Closing Documents.

                  (a) On or before the Initial Closing Date, the Seller or Servicer, as applicable, shall submit to the Initial Purchaser fully executed originals of the following documents:

                              1.   this Agreement, in four counterparts;

                              2. a Custodial Account Letter Agreement in the form attached as Exhibit 7 hereto;

                              3. as Escrow Account Letter Agreement in the form attached as Exhibit 8 hereto;

                              4. a Seller's Officer's Certificate, in the form of Exhibit 1-A hereto, including all attachments thereto;

                              5. an Servicer's Officer's Certificate, in the form of Exhibit 1-B hereto, including all attachments thereto;

                              6. an Opinion of Counsel to the Seller and Servicer, in the form of Exhibit 2 hereto; and

                              7.   the Underwriting Guidelines.

                  (b) The  Closing   Documents  for  the  Mortgage  Loans  to be
purchased on each Closing Date shall consist of fully executed originals of the following documents:

                              1.   the related Commitment Letter;

                              2.   the related Mortgage Loan Schedule;

                              3.   a  Custodian's  Trust  Receipt  and   Initial
                  Certification, as required under the Custodial Agreement, in a form acceptable to the Initial Purchaser;

                              4.   an  Officer's  Certificate,  in  the  form of
                  Exhibit 1-A hereto, including all attachments thereto;

                              5. an Servicer's Officer's Certificate, in the form of Exhibit 1-B hereto, including all attachments thereto;

                              6. if requested by the Initial Purchaser, an Opinion of Counsel to the Seller, in the form of Exhibit 2 hereto;

                              7. a Security Release Certification, in the form of Exhibit 3 hereto executed by any Person, as requested by the Initial Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

                              8. a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

                              9.   the  Underwriting  Guidelines  as   modified,
                  amended  or supplemented; and

                              10.  an  Assignment and Conveyance in the form  of
                  Exhibit 4 hereto.

                  SECTION 10. Costs.

                  The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage and the Seller's attorney's fees, shall be paid by the Seller. The Seller shall also pay those expenses of the Custodian related to the preparation of Trust Receipts and Certification in connection with the sale of the Mortgage Loans.

                  SECTION 11. Servicer's Servicing Obligations.

                  The Seller, as independent contract servicer, shall service and administer the Mortgage Loans during the Preliminary Servicing Period, directly or through one or more Subservicers, in accordance with the terms and provisions set forth in the Servicing Addendum attached as Exhibit 9, which Servicing Addendum is incorporated herein by reference. In addition, with respect to any Mortgage Loan that is not subject to an assignable "life of loan" Flood Zone Service Contract or Tax Servicer Contract as of the related Closing Date, the Servicer shall pay the cost incurred by the Purchaser or its designee to obtain such a contract.

                  The Prepayment Penalty Mortgage Loans. The penalty will be enforced as per the Seller and as per the Mortgage Note and will be payable to the Seller.

                  SECTION 12. Removal of Mortgage Loans from Inclusion under This Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates. The Seller and the Initial Purchaser agree that with respect to some or all of the Mortgage Loans, the Initial Purchaser may effect either:

                  1. one or not more than five Whole Loan Transfers; and/or

                  2. one or not more than five Pass-Through Transfers.

                  The Purchaser shall not effect in excess of five (5) Whole Loan Transfers or Pass-Through Transfers, as the case may be with respect to any Loan Package. All notices of intent to exercise either option in Section 12 must be received by the Seller no less than 10 business days prior to each Whole Loan Transfer or Pass-Through Transfer.

                  All notices of this nature should be sent via e-mail to:

                  Lori Miller/HSBC - Investor Accounting
                  E-mail address:  lori.miller@us.hsbc.com
                  Phone number:  716-651-6610

                  With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Initial Purchaser, the Seller agrees:

                  (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

                  (2) to execute all Reconstitution Agreements, including, without limitation, an Assignment, Assumption and Recognition Agreement in the form attached hereto as
                           Exhibit 10 and an Indemnification Agreement in the form attached hereto as Exhibit 11, provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

                  (3) with respect to any Whole Loan Transfer or Pass-Through Transfer, the Seller shall make as of the Reconstitution Date the representations and warranties contained in this Agreement regarding the Seller and the Mortgage Loans, if such Whole Loan Transfer or Pass-Through Transfer occurs within 12 months of the related Closing Date or such later period as specified in the related Commitment Letter, modified to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans as of the date of such Whole Loan Transfer or Pass-Through Transfer and any events or circumstances existing subsequent to the related Closing Date(s);

                  (4) to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, and to deliver to the Purchaser any similar non-public, unaudited financial information, in which case the Purchaser shall bear the cost of having such information audited by certified public accountants if the Purchaser desires such an audit, or as is otherwise reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for material misstatements or omissions contained (i) in such information and (ii) on the Mortgage Loan Schedule;

                  (5)      to  deliver  to  the  Purchaser  and  to  any  Person
                           designated by the Purchaser, at the Purchaser's expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause 4 above as shall be reasonably requested by the Purchaser;

                  (6) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, such in-house Opinions of Counsel for a Pass-Through Transfer to be in the form reasonably acceptable to the Purchaser, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Purchaser;

                  (7) in the event that the Mortgage Loans become subject to a Pass-Through Transfer prior to the termination of the Preliminary Servicing Period, the Seller agrees to service the Mortgage Loans on a scheduled/scheduled basis, or actual/actual basis as agreed to by the Seller and Purchaser, until the end of the Preliminary Servicing Period including, if applicable, making advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed by Seller likely to be non-recoverable) and paying compensating interest with respect to prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto).

                  (8)      to negotiate and  execute  one  or more  subservicing
                           agreements between the Seller and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Purchaser in its sole discretion after consultation with the Seller and/or one or more custodial and servicing agreements among the Purchaser, the Seller and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Purchaser in its sole discretion after consultation with the Seller, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization;

                  (9) in connection with any securitization of any Mortgage Loans, to execute a pooling and servicing agreement, which pooling and servicing agreement may, at the Purchaser's direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Purchaser and one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions which are "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984, unless otherwise mutually agreed. At the option of the Purchaser, the facilities of the Depository Trust Company ("DTC") may be used in connection with any class of security issued pursuant to any pooling agreement, subject only to the consent of the

                           DTC. In addition, at the sole option of the Purchaser, any REMIC residual class issued pursuant to any pooling agreement may be transferred to the Seller. If the Purchaser deems it advisable at any time to pool the Mortgage Loans with other mortgage loans for the purpose of resale or securitization, the Seller agrees to execute one or more subservicing agreements between itself (as servicer) and a master servicer designated by the Purchaser at its sole discretion, and/or one or more servicing agreements among the Seller (as servicer), the Purchaser and a trustee designated by the Purchaser at its sole discretion, such agreements in each case incorporating terms and provisions substantially identical to those described in the immediately preceding paragraph; and

                  (10) to transfer the servicing rights to the Purchaser or its designee as described in Section 15 upon the direction of the Purchaser.

                  All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced for the remainder of the Preliminary Servicing Period in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                  SECTION 13. The Seller and the Servicer.

                  Subsection 13.01.  Additional  Indemnification  by  the Seller
                                     and the Servicer.


                  In addition to the indemnification provided in Subsection 7.03, the Seller and the Servicer shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Seller or the Servicer to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12.

                  Subsection 13.02.  Merger or  Consolidation  of the Seller and
                                     the Servicer.

                  The Seller and the Servicer shall each keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Seller and the Servicer to perform its duties under this Agreement.

                  Any Person into which the Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller or the Servicer, shall be the successor of the Seller or the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding;
provided,   however,   that  the   successor   or   surviving  Person  shall  be

(i) an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, (ii) have a GAAP net worth of not less than $25,000,000 and (iii) be a FNMA or FHLMC approved seller/servicer and shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Seller.

                  Subsection 13.03.  Limitation  on  Liability   of  the Seller,
                                     the Servicer and Others.

                  Neither the Seller, the Servicer nor any of the officers, employees or agents of the Seller or the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller, the Servicer and any officer, employee or agent of the Seller or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller and the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Seller or the Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, the Seller and the Servicer shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Seller's or the Servicer's indemnification under Subsections 7.03 or 13.01.

                  Subsection 13.04.  Servicer Not to Resign.

                  The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer in which event the Servicer may resign as servicer. Any such determination permitting the resignation of the Servicer as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser and which shall be provided at the cost of the Servicer. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 16.

                  Subsection 13.05.  No Transfer of Servicing.

                  The Servicer acknowledges that the Purchaser has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.

Without in any way limiting the generality of this Section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld. This provision shall not prevent Seller from delegating certain servicing functions to affiliates of Seller.

                  SECTION 14.  Default.

                  Subsection 14.01.  Events of Default.

                  In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

                  (i) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

                  (ii) failure on the part of the Seller or the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller or the Servicer set forth in this Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Servicer by the Purchaser or by the Custodian; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Seller or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

                  (iv) the Seller or the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or the Servicer or of or relating to all or substantially all of its property; or

                  (v) the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) failure by the or the Servicer to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located; or

                  (vii) the  Servicer  ceases  at   any   point   to   meet  the
         qualifications of either a FNMA or FHLMC seller/servicer, or the Servicer is not eligible to act as servicer or master servicer for mortgage loans subject to residential mortgage backed securities transactions rated by any nationally recognized rating agency or is eligible to act as such only with enhanced credit support; or

                  (viii) the Servicer attempts to assign its right to servicing compensation hereunder or the Seller or the Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller or the Servicer, as applicable, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer as servicer under this Agreement. On or after the receipt by the Seller or the Servicer, as applicable of such written notice, all authority and power of the Servicer to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16.

                  Subsection 14.02.  Waiver of Defaults.

                  The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                  SECTION 15.  Termination.  The   respective  obligations   and
responsibilities of the Seller, as servicer, shall terminate upon the distribution of the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Seller) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date at the option of the Purchaser pursuant to this Section 15 or pursuant to Section 14. In the event that the Seller is terminated pursuant to this Section 15 without cause within one (1) year of the related Closing Date, the Purchaser shall pay to the Seller a termination fee in an amount equal to 0.50% of the Stated Principal Balance, as of the date of such termination, of the Mortgage Loans with respect to which the Seller is being terminated as servicer. In the event that the Seller is terminated pursuant to this Section 15 without cause within the second year following the related Closing Date, the Purchaser shall pay to the Seller a termination fee in an amount equal to 0.25% of the Stated Principal Balance, as of the date of such termination, of the Mortgage Loans with respect to which the Seller is being terminated as servicer. The parties agree that there shall be no termination fee if the Seller, as servicer, is terminated without cause at any time after the second anniversary of the related Closing Date. Upon written request from the Purchaser in connection with any such termination, the Servicer shall prepare, execute and deliver, any and all and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account, REO Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                  SECTION 16. Successor to the Servicer.

                  Prior to termination of Servicer's responsibilities and duties under this Agreement pursuant to Section 12, 14 or 15, the Purchaser shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer as servicer under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the reasonable compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Servicer as Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this
Section 16 and shall in no event relieve the Seller and the Servicer of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03 or 7.04, it being understood and agreed that the provisions of such Subsections 7.01, 7.02 and
7.03 and 7.04 shall be applicable to the Seller and Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                  Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement provided, however, that such successor shall not assume, and Servicer shall indemnify such successor for, any and all liabilities arising out of the Servicer's acts as servicer. Any termination of the Servicer as servicer pursuant to Section 12, 14 or 15 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation or remedies with respect to such claims.

                  The Servicer shall timely deliver to the successor the funds in the Custodial Account, REO Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Servicer for amounts the Servicer actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

                  SECTION 17. Financial Statements.

                  The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers the Seller's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

                  The Seller also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Seller for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller, its loan origination or servicing practices or the financial statements of the Seller.

                  SECTION 18. Mandatory Delivery: Grant of Security Interest.

                  The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Commitment Letter, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Initial Purchaser for the losses and damages incurred by the Initial Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver each of the related Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Initial Purchaser on or before the related Closing Date. The Seller hereby grants to the Initial Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Initial Purchaser subject to the Initial
Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and the related Commitment Letter, and (ii) obligation to pay the related Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

                  SECTION 19. Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                  (i)       if to the Purchaser:

                           HSBC Bank USA, National Association
                           452 Fifth Avenue
                           New York, New York 10018
                           Attn:  Jay Kilpatrick

                  (ii)      if to the Seller or Servicer:

                           HSBC Mortgage Corporation (USA)
                           2929 Walden Avenue
                           Depew, NY 14043
                           Attn:  Michael T. Stilb

                           if to MERS:

                           Attn:  Secretary
                           1595 Spring Hill Road, Suite 310
                           Vienna, VA 22182

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  SECTION 20. Severability Clause.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

                  SECTION 21. Counterparts.

                  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  SECTION 22. Governing Law.

                  The Agreement shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

                  SECTION 23. Intention of the Parties.

                  It is the intention of the parties that the Initial Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Initial Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and the Purchaser intend that the Purchaser or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans which may be held by MERS as the nominee for the Purchaser, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Seller shall be deemed to have hereby granted to the Purchaser or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Commitment Letter and this Agreement shall constitute a security agreement, the Custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

                  SECTION 24. Successors and Assigns.

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Servicer and the Purchaser and the respective successors and assigns of the Seller, the Servicer and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Seller, the Servicer and such Purchaser, and a separate and distinct Agreement between the Seller, the Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right
to   require   a   Mortgage   Loan   to   be      repurchased        by      the

Seller pursuant to Subsection 7.03 or 7.04 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller or the Servicer to a third party without the consent of the Purchaser, which consent shall not be unreasonably withheld.

                  SECTION 25. Waivers.

                  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  SECTION 26. Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  SECTION 27. Nonsolicitation.

                  The Seller and the Servicer covenant and agree that neither shall take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude the Seller or the Servicer from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Mortgagors or from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Seller or the Servicer to request the refinancing of the related Mortgage Loan.

                  SECTION 28. General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  SECTION 29. Reproduction of Documents.

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  SECTION 30. Further Agreements.

                  The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  SECTION 31. Entire Agreement.

                  This Agreement, the Commitment Letter and the exhibits and schedules hereto constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and, except to the extent otherwise set forth in writing, supersedes any prior agreement and understandings with respect to those matters and transactions. In the event of any contradiction, conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of any Commitment Letter, the terms and provisions of such Commitment Letter will govern.

                  IN WITNESS WHEREOF, the Seller, the Servicer and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                         HSBC Mortgage Corporation (USA)
                              (Seller and Servicer)


                         By: ________________________________________
                         Name:  Michelle Dinardo
                         Title: Vice President



                         HSBC BANK USA, NATIONAL ASSOCIATION
                              (Initial Purchaser)


                         By: ________________________________________
                         Name:
                         Title:

                                    EXHIBIT 1

                         SELLER'S OFFICER'S CERTIFICATE

                  I,  ________________________,  hereby  certify  that  I am the duly elected ______________ of [HSBC Mortgage Corporation (USA)], a ____________ (the "Seller"), and further certify, on behalf of the Seller as follows:

                  1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

                  2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                  3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Mortgage Loan Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of ____________, 2006, by and among the Seller, the Servicer and HSBC Bank USA, National Association (the "Purchaser"); (b) the Commitment Letter, dated _____________ 2006, between the Seller and the Purchaser (the "Commitment Letter"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                  4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on ________________, 2006 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                  5. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ______________, 2006. No event has occurred since ___________________, 2006 which has affected the good standing of the Seller under the laws of the State of
                           ___________.

                  6. All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

                                       Exh 1-A-1

                  7. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

                  All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

                                       Exh 1-A-2

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:_________________________

         [Seal]

                                                 HSBC Mortgage Corporation (USA)
                                                 (Seller)

                                                 By:____________________________

                                                 Name:__________________________
                                                 Title:   Vice President



                  I, _______________________, Secretary of the Seller, hereby certify that _________________________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:_________________________

         [Seal]

                                                 HSBC Mortgage Corporation (USA)
                                                 (Seller)

                                                 By:____________________________

                                                 Name:__________________________
                                                 Title:  [Assistant] Secretary

                                       Exh 1-A-3

                                    EXHIBIT 2

           [FORM OF OPINION OF COUNSEL TO THE SELLER AND THE SERVICER]

                                                        ________________________
                                                                          (Date)

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018

                  Re: Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006

Gentlemen:

                  I have acted as counsel to HSBC Mortgage Corporation (USA), a Delaware corporation (the "Seller"), in connection with the sale of certain mortgage loans by the Seller to (the "Purchaser") pursuant to (i) a Master Mortgage Loan Purchase and Servicing Agreement, dated as of _________ ____, 200__, by and between the Seller and the Purchaser (the "Purchase Agreement"), [and the Commitment Letter, dated _________ ____, 200__, between the Seller, and the Purchaser (the "Commitment Letter")]. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

                  In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

                  A.       The Purchase Agreement; B. [The Commitment Letter;]

                  C.       The  Seller's   Certificate  of   Incorporation   and
                           By-Laws, as amended to date;

                  D. Resolutions adopted by the board of directors of the Seller with specific reference to actions relating to the transactions covered by this opinion (the "Resolutions");

                  For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Seller, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

                                       Exh 2-1

                  On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

                  1. The Seller and the Servicer have been duly incorporated and are validly existing and in good standing under the laws of the State of [ - ] with corporate power and authority to own their properties and conduct their business as presently conducted by them. The Seller and the Servicer have the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform their obligations under the Purchase Agreement and the Commitment Letter (sometimes collectively, the "Agreements").

                  2. The Purchase Agreement and the Commitment Letter have been duly and validly authorized, executed and delivered by the Seller and the Servicer.

                  3. The Purchase Agreement and the Commitment Letter constitute valid, legal and binding obligations of the Seller and the Servicer, enforceable against the Seller and the Servicer in accordance with their respective terms.

                  4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller of the Purchase Agreement and the Commitment Letter, or the consummation of the transactions contemplated by the Purchase Agreement and the Commitment Letter, except for those consents, approvals, authorizations or orders which previously have been obtained.

                  5. Neither the servicing of the Mortgage Loans by the Servicer as provided in the Purchase Agreement and the Commitment Letter, nor the fulfillment by the Seller or the Servicer of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement and the Commitment Letter will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller or the Servicer, or, to my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Seller or the Servicer are parties or by which they are bound,
(ii) any State of [ - ] or federal statute or regulation applicable to the Seller or the Servicer, or (iii) any order of any State of [ - ] or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller or the Servicer, except in any such case where the default, breach or violation would not have a material adverse effect on the Seller or the Servicer or its ability to perform its obligations under the Purchase Agreement.

                  6. There is no action, suit, proceeding or investigation pending or, to my knowledge, threatened against the Seller or the Servicer which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of the Seller or the Servicer to perform under the terms of the Purchase Agreement.

                  7. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

                                       Exh 2-2

                  8. The  Assignments  of  Mortgage,  if  applicable,   are  in
recordable form and upon completion will be acceptable for recording under the laws of the State of ___________. When endorsed, as provided in the [related custodial agreement], the Mortgage Notes will be duly endorsed under ______________ law.

                  The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

                  A. I have assumed that all parties to the Agreements other than the Seller and the Servicer have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

                  B. My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 18 of the Purchase Agreement.

                  C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Servicer, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

                                       Exh 2-3

                  I am admitted to practice in the State of [State] and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of [ - ] and the Federal laws of the United States of America.

                                     Very truly yours,



                                     As Senior Counsel for [Seller and Servicer]

                                       Exh 2-4

                                    EXHIBIT 3

                         SECURITY RELEASE CERTIFICATION

                  I.       Release of Security Interest

                  ___________________________,  hereby  relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by HSBC Bank USA, National Association from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

                           (Name)

                           (Address)

By:______________________________________


                                       Exh 3-1

                  II.      Certification of Release

                  The Seller named below hereby certifies to HSBC Bank USA, National Association that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to HSBC Bank USA, National Association, the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                                       HSBC Mortgage Corporation
                                                       Seller

                                                       By:______________________

                                                       Name:____________________

                                                       Title:___________________

                                       Exh 3-2

                                    EXHIBIT 4

                            ASSIGNMENT AND CONVEYANCE

                  On this _______ day of ________,  2006, [SELLER] ("Seller") as the Seller under that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006 (the "Agreement") does hereby sell, transfer, assign, set over and convey to HSBC Bank USA, National Association as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Schedule One, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Subsection 6.03 of the Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased and such other documents as set forth in Exhibit 12 and the Custodial Agreement. The contents of each related Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

                  The Seller confirms to the Purchaser that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Agreement are true and correct with respect to the Seller and the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as of the date hereof, and that all statements made in the Seller's Officer's Certificates and all Attachments thereto remain complete, true and correct in all respects as of the date hereof, and that the Mortgage Loan characteristics identified on the attached Schedule are true and correct as of the date hereof.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                                HSBC Mortgage Corporation (USA),
                                                Seller

                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________

                                       Exh 4-1

                                    EXHIBIT 5

                         CONTENTS OF EACH MORTGAGE FILE

                  With respect to each Mortgage Loan, the imaged Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller in an electronic format:

                  1.       Mortgage Loan Documents.

                  2.       Residential loan application.

                  3.       Mortgage Loan closing statement.

                  4. Verification of employment and income, if required pursuant to the related Mortgage Loan's origination program.

                  5. Verification of acceptable evidence of source and amount of downpayment, if required pursuant to the related Mortgage Loan's origination program.

                  6.       Credit report on Mortgagor.

                  7. Residential appraisal report or applicable collateral assessment per the Underwriting Guidelines.

                  8.       Photograph of the Mortgaged Property.

                  9.       Survey of the Mortgaged Property.

                  10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

                  11. All required disclosure statements and statement of Mortgagor confirming receipt thereof.

                  12. If available, termite report, structural engineer's report, water portability and septic certification.

                  13.      Sales Contract, if applicable.

                  14.      Hazard insurance policy.

                  15. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing,

                                       Exh 5-1
                           underwriting  and  closing papers  and  records which
                           are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

                  16.      Amortization schedule, if available.

                  17. Payment history for Mortgage Loans that have been closed for more than 90 days.

                  18.      Flood insurance policy, if applicable.

                  19.      Tax Service Contract.

                  20.      Flood Service Contract.

                                       Exh 5-2

                                    EXHIBIT 6

                               CUSTODIAL AGREEMENT



                                       Exh 6-1

                                    EXHIBIT 7

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

                                               ________________________ __, 2006

To: __________________________________

         (the "Depository")

                  As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "[SELLER] in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                 HSBC Mortgage Corporation (USA)
                                                 (Seller)

                                                 By:____________________________

                                                 Name:__________________________

                                                 Title:_________________________

                                                 Date:__________________________

                                       Exh 7-1

                  The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                                            (Depository)


                                                 By:____________________________

                                                 Name:__________________________

                                                 Title:_________________________

                                                 Date:__________________________

                                       Exh 7-2

                                    EXHIBIT 8

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT

                                                          ________________, 2006


To: __________________________________

         (the "Depository")

                  As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "[SELLER] in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                 HSBC Mortgage Corporation (USA)
                                                 (Seller)

                                                 By:____________________________

                                                 Name:__________________________

                                                 Title:_________________________

                                                 Date:__________________________

                                       Exh 8-1

         The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                                          (Depository)


                                                 By:____________________________

                                                 Name:__________________________

                                                 Title:_________________________

                                                 Date:__________________________

                                       Exh 8-2

                                    EXHIBIT 9

                               SERVICING ADDENDUM

         Subsection 11.01  Seller to Act as Servicer.

         The Seller, as independent contract servicer, shall service and administer the Mortgage Loans that the Seller sells to the Purchaser hereunder in accordance with Accepted Servicing Practices and this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement. The Seller shall be responsible for any and all acts of a Subservicer and a Subcontractor, and the Seller's utilization of a Subservicer or a Subcontractor shall in no way relieve the liability of the Seller under this Agreement.

         Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         If applicable, the Servicer shall notify MERS of the ownership interest of the Purchaser in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, the Purchaser may direct the Servicer to cause any MOM Loan to be deactivated from the MERS System.

         In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser's reliance on the Servicer.

         The Seller will furnish, with respect to each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its

                                       Exh 9-1
borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.

         Subsection 11.02  Collection of Mortgage Loan Payments.

         Continuously from the related Closing Date until the expiration of the related Preliminary Servicing Period, the Servicer shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms of any related Primary Insurance Policy or LPMI Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Subsection 11.03  Realization Upon Defaulted Mortgage Loans.

         (a) The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01. The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall use Accepted Servicing Practices and refer to foreclosure by the 120th day of delinquency. The Seller will notify the Purchaser of foreclosure referrals on a monthly basis, prior to the initiation of foreclosure proceedings. When foreclosure sale is imminent, Seller shall notify the Purchaser and obtain a property valuation and issue bidding instructions in accordance with Accepted Servicing Practices and consistent with methods used for the mortgage loans held for its own portfolio. In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

                                       Exh 9-2

         (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                           (1) such  Mortgaged  Property is in  compliance  with
                  applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

                           (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

         The cost of the environmental audit report contemplated by this Subsection 11.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v).

         If the Servicer determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v).

         (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Subsection 11.05(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such

                                       Exh 9-3
amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Subsection 11.05(iii).

         Subsection 11.04  Establishment  of  Custodial  Accounts;  Deposits  in
                           Custodial Accounts.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 7.

         The Servicer shall deposit in the related Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

                  (i)     all   payments   on  account   of   principal  on  the
         Mortgage Loans;

                  (ii)    all   payments    on  account   of   interest  on  the
         Mortgage Loans, including all Prepayment Charges;

                  (iii)   all Liquidation Proceeds;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

                  (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

                  (vi) all proceeds of any Mortgage Loan repurchased in accordance with Subsections 7.03 and 7.04 and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

                  (vii) any amounts required to be deposited by the Servicer pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor;

                                       Exh 9-4

                  (viii) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.13; and

                  (ix) any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.19 or 11.20.

                  (x)     all Monthly Advances; and

                  (xi) with respect to each Principal Prepayment in full, an amount (to be paid by the Seller out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Interest Rate, provided, however, that in no event shall the aggregate of deposits made by the Seller pursuant to this clause (xi) exceed the aggregate amount of the Seller's servicing compensation in the calendar month in which such deposits are required.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Subsection 11.01, need not be deposited by the Servicer in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Subsection 11.05(iii). The Servicer shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

         If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of Eligible Account, the Servicer shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the Custodial Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.

         Subsection 11.05  Permitted Withdrawals From the Custodial Account.

         The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

                  (i) to make distributions to the Purchaser in the amounts and in the manner provided for in Subsection 11.14;

                  (ii) to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the
         Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Servicer is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03 or Subsection 7.04, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to

                                       Exh 9-5

         Subsection 7.03 or Subsection 7.04 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

                  (iii)   to   pay  to   itself  pursuant  to  Subsection  11.21
         as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

                  (iv) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.03 or Subsection
         7.04 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

                  (v) to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable; and

                  (vi)    to clear  and   terminate  the  Custodial  Account  on
         the termination of this Agreement.

                  (vii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (vii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees) respecting which any such advance was made it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03, and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans; and

                  (viii) to reimburse the Seller for any Monthly Advance previously made which the Seller has determined to be a Nonrecoverable Monthly Advance.

                  (ix)    to  reimburse  the  Seller  for  funds   deposited  in
         a custodial account in error.

         The Seller shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (ix) above. The Seller shall provide written notification in the form of an Officers' Certificate to the Purchaser, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (viii) above.

         Subsection 11.06  Establishment of Escrow Accounts; Deposits in  Escrow
                           Accounts.

         The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds

                                       Exh 9-6
and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by an Escrow Account Letter Agreement in the form of
Exhibit 8.

         The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08. The Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Subsection 11.07  Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

         Subsection 11.08  Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy and LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall upon notice of default ensure that any such payments are made by the Mortgagor or by the Seller. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful

                                       Exh 9-7
performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

         The Seller shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which the Home Owners Protection Act no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy or LPMI Policy for such cancelled or non- renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy or LPMI Policy of any loss which, but for the actions of the Seller, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.19, the Seller shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy or LPMI Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Insurance Policy as provided above.

         In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any Primary Insurance Policy or LPMI Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to
Subsection  11.04,  any  amounts  collected  by the  Seller  under  any  Primary
Insurance Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05.

         Subsection 11.09  Transfer of Accounts.

         The Servicer may transfer the related Custodial Account or the related Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

         Subsection 11.10  Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan plus with respect to any second lien Mortgage Loan, the outstanding principal balance of the related first lien mortgage loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged

                                       Exh 9-8

Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Servicer also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Subsection 11.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

         Subsection 11.11  Maintenance of Mortgage Impairment Insurance Policy.

         In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not

                                       Exh 9-9
otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

         Subsection 11.12  Fidelity Bond, Errors and Omissions Insurance.

         The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA or FHLMC on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release and satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Servicers' and Servicers' Guide. The Servicer shall deliver to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser.

         Subsection 11.13 Title, Management and Disposition of REO Property.

         In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

         The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is

                                       Exh 9-10
managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser upon request. The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two years after title has been taken to such REO Property, unless the Seller determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under Section 860G(a)(8) of the Code.

         With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non-interest bearing demand account, unless an Opinion of Counsel is obtained by the Seller to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property is held will not be adversely affected by holding such funds in another manner. Each REO Account shall be established with the Seller or, with the prior consent of the Purchaser, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the Custodial Account Letter Agreement attached as Exhibit 7 hereto. An original of such letter agreement shall be furnished to any Purchaser upon request.

         The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Determination Date, the Seller shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

         The Seller shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request. Together with such statement, the Seller shall furnish to the Purchaser a statement

                                       Exh 9-11
covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.

         Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser only with the prior written notice to Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Distribution Date in accordance with Subsection 11.14.

         Subsection 11.14  Distributions.

         On each Distribution Date, the Seller shall distribute to the Purchaser
(A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Subsection 11.05., plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Subsection 11.21; minus (B) (x) any amounts attributable to Principal Prepayments received after the last day of the calendar month immediately preceding the related Distribution Date and (y) any amounts attributable to Principal Prepayments collected but due on a Due Date or Dates subsequent to the preceding Determination Date.

         All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record, and shall be based on the Mortgage Loans owned and held by the Purchaser as of the preceding Record Date. All remittances will be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Servicer or by check mailed to the address of the Purchaser.

         With respect to any remittance received by the Purchaser on or after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by HSBC Bank, N.A., New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

                                       Exh 9-12

         Subsection 11.15  Remittance Reports.

         No later than the fifth Business Day of each month, the Servicer shall furnish to the Purchaser or its designee the monthly data in an acceptable electronic format in which the electronic data will be sent to a secured website approved by HSBC for retrieval by the Purchaser or on hard copy, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distribution.

         Subsection 11.16  Statements to the Purchaser.

         Upon Purchaser's request, the Servicer shall forward to the Purchaser or its designee a statement prepared by the Servicer setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Subsection 11.04 and each category of withdrawal specified in Subsection 11.05, and such statement shall also include the following:

         In addition, not more than sixty days after the end of each calendar year, the Servicer shall furnish to each Person who was the Purchaser at any time during such calendar year, (i) as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law, and (ii) listing of the principal balances of the Mortgage Loans outstanding at the end of such calendar year.

         The  Servicer   shall  prepare  and  file  any  and  all  tax  returns,
information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

         Subsection 11.17  Real Estate Owned Reports.

         The Servicer shall furnish to the Purchaser a statement covering the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

         Subsection 11.18  Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

         Subsection 11.19  Assumption Agreements.

         The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or

                                       Exh 9-13
by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy or LPMI Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Subsection 11.19, the Servicer, with the prior written consent of the insurer under the Primary Insurance Policy or LPMI Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

         In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, the Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial Account pursuant to Subsection 11.04.

         Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Subsection 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Subsection 11.20  Satisfaction of Mortgages  and  Release  of  Mortgage
                           Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Purchaser by a certification of a servicing officer of the Servicer (a "Servicing Officer"), which certification shall include a statement to the effect that all amounts received or to be received in connection
with     such      payment       which       are       required       to      be

                                       Exh 9-14
deposited in the Custodial Account pursuant to Subsection 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related mortgage documents to the Servicer and the Servicer shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

         In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the fidelity bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or LPMI Policy, the Purchaser shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Servicer. Such servicing receipt shall obligate the Servicer to return the related Mortgage documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Servicer.

         Subsection 11.21  Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Subsection 11.19, and late payment charges or otherwise shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

                                       Exh 9-15

         Subsection 11.22  Notification of Adjustments.

         On each Adjustment Date, the Servicer shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Servicer also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Servicer or the Purchaser that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

         Subsection 11.23  Statement as to Compliance.

         The Servicer will deliver to the Purchaser not later than 90 days following the end of each fiscal year of the Seller, which as of each Closing Date ends on the last day in December in each calendar year, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans. The Purchaser shall notify the Servicer prior to providing any such copies. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall deliver an officer's certificate of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.

         Subsection 11.24  Annual  Independent  Certified   Public  Accountants'
                           Servicing Report.

         Not later than 90 days  following  the end of each  fiscal  year of the
Seller,  the Seller at its  expense  shall  cause a firm of  independent  public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement

                                       Exh 9-16
shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

         In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall provide such statement of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.

         Subsection 11.25  Access to Certain Documentation.

         The Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Servicer required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Servicer by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Servicer.

         Subsection 11.26  Reserved.

         Subsection 11.27  Reports and Returns to be Filed by the Servicer.

         During the Preliminary Servicing Period, the Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

         Subsection 11.28  Superior Liens.

         With respect to each second lien Mortgage Loan, the Servicer shall use reasonable efforts, consistent with Accepted Servicing Practices and the practices employed by the Servicer in servicing mortgage loans for its own portfolio, to notify any known superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder, and take all other action required by Accepted Servicing Practices.

         If the Seller is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Seller shall take whatever actions are necessary to protect the interests of the Purchaser, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Internal Revenue Code. The Seller shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Seller determines that such Servicing Advance is in the best interests of the Purchaser. The

                                       Exh 9-17

Seller shall not make such a Servicing Advance except to the extent that it determines that such advance would not be a Nonrecoverable Servicing Advance from Liquidation Proceeds on the related Mortgage Loan. The Seller shall thereafter take such action as is necessary to recover the amount so advanced.

         Subsection 11.29  Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Seller shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

         Subsection 11.30  Monthly Advances by the Seller.

                  (a) Not later than the close of business on the Business Day preceding each Distribution Date, the Seller shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Seller, whether or not deferred pursuant to Section 11.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the Mortgage Interest Rate net of the Servicing Fee, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

                  (b) The obligation of the Seller to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Seller if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Seller that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

                                       Exh 9-18

                                   EXHIBIT 10

                                     FORM OF

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of _____, 200_, among HSBC Bank, National Association (the "Assignor"), ____________________ (the "Assignee") [not individually but solely as trustee on behalf of the holders of the ___________, Series ____, Asset-Backed Certificates] and _______________ (the "Company").

         In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto (the "Assigned Loan Schedule") purchased by Assignor from Company pursuant to (a) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of _____, 200_, between Assignor and Company (the "Purchase Agreement"), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

Assignment and Assumption

         1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Purchase Agreement. Assignor specifically reserves and does not assign to Assignee any right title and interest in, to or under any Mortgage Loans subject to the Agreements other than those set forth on Attachment 1.

Recognition of the Company

         2. [For Securitization Transactions include this sentence: From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this AAR Agreement to ______________________________ (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of _______________, 200__ (the "Pooling Agreement"), among the Assignee as trustee (including its successors in interest and any successor trustees under the Pooling Agreement), the Assignor and _________________________, as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer").] The Company hereby acknowledges and agrees that from and after the date hereof (i) the [Trust][Assignee] will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the [Trust][Assignee] for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the [Assignee][Trust (including the Assignee and the Servicer acting on the Trust's behalf)] shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage
Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in

                                    Exh 10-1
the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the [Assignee] [Trust (including the Assignee and the Servicer acting on the Trust's behalf)]. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Assignee.

Representations; Warranties and Covenants

         3. Assignor warrants and represents to Assignee and Company as of the date hereof:

                a. Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                b. Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every
                         Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

                c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase Agreement;

                d. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

                e. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any

                                    Exh 10-2
                         of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                f. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR
                         Agreement, or the consummation by it of the transactions contemplated hereby; and

                g. There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

         4.     Assignee   warrants  and  represents to,   and  covenants  with,
Assignor and Company as of the date hereof:

                a. Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and [own] [hold] the Assigned Loans [as trustee on behalf of the Trust];

                b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR
                         Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or

                                    Exh 10-3
                         result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                 c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

                 d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

         5. Company warrants and represents to, and covenants with, Assignor and Assignee as of the date hereof:

                a.       Attached  hereto  as  Attachment  2  is   a  true   and
                         accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and
                         authority  to  perform  its  obligations    under  the
                         Purchase Agreement;

                c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's organizational documentation or any legal restriction, or any material agreement or

                                    Exh 10-4
                         instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

                e. There is no action, suit, proceeding, investigation or litigation pending or, to Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Company, would adversely affect Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Company's ability to perform its obligations under this AAR Agreement; and

                f. Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the
                         benefit  of  the  Assignor,   the   Assignee  [and  the
                         Trust,] that the representations and warranties set forth in Section 7.01 and 7.02 of the Purchase Agreement, are true and correct as of the date hereof, except that the representation and warranty set forth in Section 7.02(i) shall, for purposes of this AAR Agreement, relate to the Mortgage Loan Schedule attached hereto.

                [Additional  Representations   and   Warranties   Necessary  for
                Securitization]

         6. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee [and the Trust (including the Assignee and the Servicer acting on the Trust's behalf)] in connection with any breach of the representations and warranties made by the Company set forth in
Section 4 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation there purchase and indemnity obligations set forth therein).

                                    Exh 10-5

         7. [Notwithstanding any term hereof to the contrary, the execution and delivery of this AAR Agreement by the Assignee is solely in its capacity as trustee for the Trust and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of the Trust.]

Miscellaneous

         8. All demands, notices and communications related to the Assigned Loans, the Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

                a.      In the case of Company,

                        [Company]
                        _______________
                        _____________, _____________ ____
                        Attn: _____________

                b.      In the case of Assignor,

                        HSBC Bank USA, National Association
                        452 Fifth Avenue
                        New York, New York 10018
                        Attention: [__________]

                c.      In the case of Assignee,

                        [Assignee]
                        _____________
                        _____________, _____________ ____
                        Attn: _____________


         9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.

                                    Exh 10-6

         12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

         13.    This  AAR  Agreement   may  be  executed  simultaneously  in any
number  of counterparts.  Each  counterpart  shall be deemed to be an   original
and all such counterparts shall constitute one and the same instrument.

         14. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

                                    Exh 10-7

         IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION
Assignor

By:_________________________________________
Name:
Title:


[ASSIGNEE]

By:_________________________________________
Name:
Title:


[COMPANY]
Company


By:_________________________________________

Name:_______________________________________

Title:______________________________________

                                    Exh 10-8

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE


                                    Exh 10-9

                                  ATTACHMENT 2

                               PURCHASE AGREEMENT


                                    Exh 10-10

                                   EXHIBIT 11

                        FORM OF INDEMNIFICATION AGREEMENT

         This Indemnification Agreement (the "Agreement"), dated as of _____, 200_ (the "Settlement Date"), by and between HSBC Asset Securitization Corp., a Delaware corporation (such entity, and its successors and assigns, being referred to herein as the "Depositor") and [COMPANY] (the "Company").

         The Depositor and the Company hereby recite and agree as follows:

                                    RECITALS

         1. HSBC Bank USA, National Association (the "Seller") has purchased certain [adjustable]-rate, [first] lien mortgage loans (the "Mortgage Loans") from the Company and intends to transfer all of its right, title and interest in and to the Mortgage Loans to the _______________ (the "Trust") pursuant to the terms of a Pooling and Servicing Agreement, dated as of _____, 200_ (the "Pooling and Servicing Agreement"), by and among the Seller, the Depositor, _________ as [master] servicer and ___________, as trustee of the Trust (the "Trustee").

         2. In exchange for the Mortgage Loans, the Trust shall issue to the Seller ___________________________, Series _____, Asset-Backed Certificates (the "Certificates") pursuant to the terms of the Pooling and Servicing Agreement.

         3. In accordance with an Underwriting Agreement, dated _____, 200_ (the "Underwriting Agreement"), the Depositor will sell to HSBC Securities (USA), Inc. (the "Underwriter") the Certificates.

         4. The Certificates will be offered and sold by the Underwriter pursuant to the terms and conditions of the Underwriting Agreement, through the use of a prospectus supplement to be dated as of the date of its printing but not later than the Settlement Date (the "Prospectus Supplement") and a related prospectus dated _____, 200_, (the "Base Prospectus" and together with the Prospectus Supplement, the "Prospectus").

                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Representations and Warranties.

                  (a)  The  Company  hereby   represents  and  warrants  to  the
Depositor, as of the date of this Agreement, that:

                                    Exh 11-11

                           (i) the Company has been duly organized and is validly existing and in good standing as a [corporation] under the laws of the State of __________, with full power and authority to enter into and perform its obligations under this Agreement; and

                           (ii)  this   Agreement  has  been  duly   authorized,
                  executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship or other similar laws affecting creditors' rights generally, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

                  (b) The Company represents and warrants to the Depositor that as of the Settlement Date:

                           (i) the information set forth in the Prospectus Supplement under [TO BE DETERMINED], (such information, the "Company Information") does not contain an untrue statement of a material fact; and

                           (ii) the Company Information does not omit or fail to
                  state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Depositor hereby represents and warrants to the Company that as of the date of this Agreement:

                           (ii) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement; and

                           (iii)  this  Agreement  has  been  duly   authorized,
                  executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor enforceable against the Depositor in accordance with its terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally, (B) general principals of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement that purport to provide indemnification from penalties under applicable securities laws.

         2.       Indemnification.

                                    Exh 11-12

                  (a) Company (also referred to herein as the "Indemnifying Party") agrees to indemnify and hold harmless the Depositor and each of its directors and officers and affiliates and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (the "Indemnified Party") and any assignee thereof, against any and all actual losses, claims, expenses, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement of any material fact contained in the Company Information or omission to state therein, a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact) or (y) any material misstatement or omission contained in the Prospectus Supplement regarding information or statistics therein regarding the Mortgage Loans based on information correctly derived by the Depositor or its affiliates and included in the Prospectus Supplement which results or arises from information actually provided in writing to the Depositor or its affiliates by Company; and will promptly upon request reimburse any such reasonable legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Company may otherwise have.

                  (b) Promptly after receipt by the Indemnified Party under this
Section 2 of notice of the commencement of any action described therein, the Indemnified Party will, if a claim in respect thereof is to be made against the Indemnifying Party under this Section 2, notify the Indemnifying Party of the commencement thereof, but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party under this Agreement, except to the extent that such failure or delay in notification materially prejudices the Indemnifying Party's defense of such action or proceeding, and shall in no event relieve the Indemnifying Party from any other obligation or liability which it may have to any Indemnified Person otherwise than under this Agreement or with respect to any other action or proceeding. In case any such action is brought against the Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party, and, after notice from the Indemnifying Party to the Indemnified Party under this Section 2, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation.

                  (c) The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the
Indemnified Party unless: (i) the employment thereof has been specifically authorized by the Indemnifying Party; (ii) the Indemnifying Party shall have been advised by such counsel that there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying

                                    Exh 11-13

Party and in the reasonable judgment of such counsel it is advisable for the Indemnified Party to employ separate counsel (iii) a conflict exists between the Indemnified Party and the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party) or (iv) the Indemnifying Party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Indemnified Party, in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party, it being understood, however, the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for the Indemnified Party, which firm shall be designated in writing by the Depositor or any of the Depositor's directors, officers or controlling persons.

                  (d) The Indemnified Party, as a condition of the indemnity agreements contained herein, shall use its best efforts to cooperate with the Indemnifying Party in the defense of any such action or claim. The Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability (to the extent set forth herein as applicable) by reason of such settlement or judgment.

         3. Successors and Assigns, Additional Information. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto.

         4. Representations and Indemnities to Survive. The respective agreements, representations, warranties, covenants, indemnities and other statements of the Depositor and the Company and their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Depositor or the Company and will survive delivery of and payment for the Certificates. The provisions of Section 4 hereof shall survive the termination or cancellation of this Agreement.

         5. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Depositor, be addressed to it at 452 Fifth Avenue, New York, New York
10018, Attention: President, with a copy to General Counsel; or, if sent to the Company, be addressed to it at, [ADDRESS], Attn: [_________].

         6. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed
in   any   number   of  counterparts,  each  of  which    shall   be  deemed  an

                                   Exh 11-14
original,  which taken  together shall  constitute one and the same  instrument.
This  Agreement   supersedes  all  prior  or   contemporaneous   agreements  and
understandings relating to the subject matter hereof.

         7.       Severability  of  Provisions. If   any  one  or  more  of  the
covenants, agreements,  provisions  or terms  of this  Agreement  shall  be  for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                                   Exh 11-15

         IN WITNESS WHEREOF, the Depositor and the Company have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                           HSBC ASSET SECURITIZATION CORP.

                                           By:      ____________________________
                                           Name:
                                           Title:

                                           [COMPANY]

                                           By:      ____________________________
                                           Name:
                                           Title:

                                    Exh 11-16

                                   EXHIBIT 12

                             MORTGAGE LOAN DOCUMENTS

                  (a) the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed in blank, "Pay to the order of _____________, without recourse", and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

                  (b) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Mortgage shall be assigned, with assignee's name left blank. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name];

                  (c) the original of each guarantee executed in connection with the Mortgage Note, if any;

                  (d) the original recorded Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller has not delivered or caused to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, (i) in the case of a delay caused by the public recording office, a copy of such Mortgage certified by the Seller, escrow agent, title insurer or closing attorney to be a true and complete copy of the original recorded Mortgage and (ii) in the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a

                                    Exh 12-1
                           copy of such  Mortgage   certified   by  such  public
                           recording office to be a true and complete copy of the original recorded Mortgage;

                  (e) originals or a certified copy of each modification agreement, if any;

                  (f) the originals of all intervening assignments of mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller, escrow agent, closing attorney or the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the Seller; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

                  (g) if the Mortgage Note, the Mortgage, any Assignment of Mortgage or any other related document has been signed by a Person on behalf of the Mortgagor, the copy of the power of attorney or other instrument that authorized and empowered such Person to sign;

                  (h) the original lender's title insurance policy (or a marked title insurance commitment, in the event that an original lender's title insurance policy has not yet been issued) in the form of an ALTA mortgage title insurance policy, containing each of the endorsements required by FNMA and insuring the Purchaser and its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan;

                                    Exh 12-2

                  (i) original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

                  (j) with respect to any Co-op Loan: (i) the Co-op Lease and the assignment of such Co-op Lease, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank; (iii) the recognition agreement of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged by the related Mortgagor to the originator of such Co-op Loan; and (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing.

                                    Exh 12-3


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                                   EXHIBIT 13

                             UNDERWRITING GUIDELINES



                                    Exh 13-1